UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2017

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-11859

Massachusetts	04-2787865
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Rogers Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2017, the Board of Directors (the “Board”) of Pegasystems Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (“Bylaws”), effective immediately, by adding a new ARTICLE XI, which provides that unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting any claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders, (iii) any action asserting a claim arising pursuant to any provision of the Massachusetts Business Corporation Act, the Company’s Restated Articles of Organization or the Company’s Bylaws, or (iv) any action asserting a claim governed by the internal affairs doctrine (together, the “Defined Claims”) shall be the Business Litigation Section of the Superior Court of Suffolk County, Massachusetts (the “BLS”), irrespective of any waivable claims challenging jurisdiction or venue of the BLS. If (and only if) the BLS lacks jurisdiction to adjudicate a Defined Claim, the federal district court for the District of Massachusetts, Eastern Division, shall be the exclusive forum for such Defined Claims. Any shareholder who brings a Defined Claim in a court outside of the Commonwealth of Massachusetts (a “Foreign Action”) shall be deemed to have (i) waived any argument relating to the inconvenience of the Massachusetts forums referenced above; (ii) consented to the personal jurisdiction of the state and federal courts located within the Commonwealth of Massachusetts in connection with any Foreign Action; and (iii) consented to having service of process made upon such shareholder by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The description above of the amendments to the Company’s Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, attached as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Exhibits

3.2	Amended and Restated Bylaws of Pegasystems Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: September 8, 2017	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX 3.2	Amended and Restated Bylaws of Pegasystems Inc.